EXHIBIT 99.1

PHOENIX INDIA ACQUISITION CORP.
(a corporation in the development stage)

FINANCIAL STATEMENTS

April 5, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Phoenix India Acquisition Corp.

We have audited the accompanying balance sheets of Phoenix India Acquisition Corp. (a corporation in the development stage) as of April 5, 2006 and December 31, 2005, and the related statements of operations, stockholders’ equity and cash flows for the periods from January 1, 2006 to April 5, 2006, July 13, 2005 (inception) to December 31, 2005 and July 13, 2005 (inception) to April 5, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Phoenix India Acquisition Corp. as of April 5, 2006 and December 31, 2005, and the results of its operations and its cash flows for the periods from January 1, 2006 to April 5, 2006, July 13, 2005 (inception) to December 31, 2005 and July 13, 2005 (inception) to April 5, 2006 in conformity with accounting principles, generally accepted in the United States.

MILLER, ELLIN & COMPANY, LLP
New York, New York

April 8, 2006

PHOENIX INDIA ACQUISITION CORP.
(a corporation in the development stage)

BALANCE SHEETS

	April 5, 2006	December 31, 2005
ASSETS
Current assets:
Cash	$605,690	$1,234
Cash held in trust account	54,913,371	—
Prepaid expenses	12,000	—
Other assets, deferred offering costs	—	310,641
Total assets	$55,531,061	$311,875

Liabilities and Stockholders' Equity
Current and total liabilities:
Accounts payable and accrued expenses	44,799	89,875
Notes payable, stockholders	500,000	200,000
Deferred underwriting fees	2,265,500	—
Total current and total liabilities	$2,810,299	$289,875

Common stock subject to redemption, 1,415,229 shares at redemption value of $7.65	10,826,505	—

Stockholders' Equity:
Preferred stock, $0.0001 par value, authorized 1,000,000 shares; none issued	$—	$—
Common stock, $0.0001 par value, authorized 89,000,000 shares, issued and outstanding 8,966,796 and 1,562,500 shares at Apri5, 2006 and December 31, 2005, respectively	897	157
Paid-in capital in excess of par	41,903,917	24,843
Deficit accumulated during the development stage	(10,558)	(3,000)
Total stockholders' equity	41,894,257	22,000
Total liabilities and stockholders' equity	$55,531,061	$311,875

See accompanying notes to financial statements

PHOENIX INDIA ACQUISITION CORP.
(a corporation in the development stage)

STATEMENTS OF OPERATIONS

	For the period	For the period	For the period
	from January 1, 2006	from July 13, 2005	from July 13, 2005
	(inception)	(inception)	(inception)
	to April 5, 2006	to December 31, 2005	to April 5, 2006

Formation and operating costs	$(7,558)	$(3,000)	$(10,558)

Net Loss	$(7,558)	$(3,000)	$(10,558)

Weighted average shares outstanding (basic and diluted)	1,645,374	1,562,500	1,592,210

Net loss per share (basic and diluted)	$—	$—	$(0.01)

See accompanying notes to financial statements

PHOENIX INDIA ACQUISITION CORP.
(a corporation in the development stage)

STATEMENTS OF STOCKHOLDERS' EQUITY

For the period from July 13, 2005 (inception) to April 5, 2006

				Deficit
	Common Stock		Paid-in	Acccumulated
		Par Value	Capital in	During the	Total
		$0.0001	Excess of	Development	Stockholders'
	Shares	Amount	Par	Stage	Equity

Stock issuance on July 14, 2005 @$.016	1,562,500	$157	$24,843	$—	$25,000
Net Loss				(3,000)	(3,000)
Balances, at December 31, 2005	1,562,500	157	24,843	(3,000)	22,000

Stock issuance on April 5, 2006 @ $8.00	6,156,250	616	49,249,384	—	49,250,000
Stock issuance on April 5, 2006 @ $8.00	923,437	92	7,387,404	—	7,387,496
Stock issuance on March 30, 2006 @ $8.00	93,750	9	749,991	—	750,000
Proceeds from exercise of options on April 5, 2006	230,859	23	3,671	—	3,694
Expenses of offerings	—	—	(4,684,871)	—	(4,684,871)

Less: Proceeds subject to possible redemption of 1,415,229 shares, 19.99% of public shares are subject to redemption $7.65 per share	—	—	(10,826,505)	—	(10,826,505)
Net loss	—	—	—	(7,558)	(7,558)
Balances, at April 5, 2006	8,966,796	$897	$41,903,917	$(10,558)	$41,894,256

See accompanying notes to financial statements

PHOENIX INDIA ACQUISITION CORP.
(a corporation in the development stage)
STATEMENTS OF CASH FLOW

	For the period	For period	For period
	from January 1,	from July 14,	from July 14,
	2006	2005	2005
	(inception) to	(inception) to	(inception) to
	April 5,	December 31,	April 5,
	2006	2005	2006

Cash flows from operating activities
Net loss	$(7,558)	$(3,000)	$10,558

Adjustment to reconcile net loss to net cash provided by operating activities:
Increase in prepaid expenses	(12,000)		(12,000)
(Decrease) increase in accounts payable and accrued expenses	3,000	3,000	7,558
Net cash used in operating activities	(16,558)	—	6,116

Cash flows from investing activities:
Payment to trust account	(54,913,371)	—	(54,913,371)
Net cash used in investing activities	(54,913,371)	—	(54,913,371)

Cash flows from financing activities:
Gross proceeds from public offering	56,637,496	—	56,637,496
Gross proceeds from private offering	750,000	—	750,000
Proceeds from notes payable, stockholders	300,000	200,000	500,000
Proceeds from sale of common stock	—	25,000	25,000
Proceeds from exercise of management options	3,697		3,697
Payment of offering costs	(2,156,809)	(223,766)	(2,377,575)
Net cash provided from financing activities	55,534,384	1,234	55,538,618

Net increase in cash	604,455	1,234	605,689
Cash, beginning of period	1,234	—	—
Cash, end of period	$605,689	$1,234	$605,689

Supplemental non cash financing transactions:
Accrual of costs of public offering	$2,419,371	$—	$2,419,371
Accrual of deferred underwriting fees	(86,975)	86,975	—

See accompanying notes to financial statements

PHOENIX INDIA ACQUISITION CORP.
(A corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization, business operations and summary of significant accounting policies

Phoenix India Acquisition Corp. (the “Company”) was incorporated in Delaware on July 13, 2005 as a blank check company formed to acquire, through merger, capital stock exchange, asset acquisition or other similar business combination, a business in the security industry.

At April 5, 2006, the Company had not yet commenced any operations. All activity through April 5, 2006 relates to the Company’s formation, a private placement and initial public offering described below. The Company has selected December 31 as its fiscal year-end.

The registration statement for the Company’s initial public offering (the “Public Offering”) was declared effective on March 30, 2006. The Company completed a private placement (the “Private Placement”) on such date and received net proceeds of $750,000. The Company consummated the Public Offering on April 5, 2006 and received net proceeds of $54,913,371. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Private Placement and the Public Offering (collectively the “Offerings”) (as described in Note 2), although substantially all of the net proceeds of the Offerings are intended to be generally applied toward consummating a business combination with a target company. As used herein, a “target business” shall include an operating business in security industry and a “business combination” shall mean the acquisition by the Company of a target business.

Of the proceeds of the Offerings, $54,913,371 is being held in a trust account (“Trust Account”) and invested until the earlier of (i) the consummation of the first business combination or (ii) the distribution of the Trust Account as described below. The amount in the Trust Account includes $2,265,500 of contingent underwriting compensation (the “Discount”) which will be paid to the underwriters if a business combination is consummated, but which will be forfeited in part if public stockholders elect to have their shares redeemed for cash if a business combination is not consummated. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that public stockholders owning a majority of the outstanding stock sold in the Offerings vote against the business combination, the business combination will not be consummated, and the Company will redeem their shares for cash. All of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their 1,562,500 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company with respect to any business combination and to vote the 230,859 shares of common stock acquired by exercising their option and to vote the 93,750 shares of common stock included in the units they purchased in the Private Placement and any shares they acquire in the aftermarket in favor of the business combination. After consummation of the Company’s first business combination, all of these voting safeguards will no longer be applicable.

With respect to the first business combination which is approved and consummated, any holder of shares sold in the Public Offering, other than the Initial Stockholders and their nominees (the “Public Stockholders”) who voted against the business combination may demand that the Company redeem his or her shares. The per share redemption price will equal $7.65 per share plus interest earned thereon in the Trust Account. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares sold in this offering and the private placement may seek redemption of their shares in the event of a business combination.

The Company’s Certificate of Incorporation provides for mandatory liquidation of the Company, without stockholder approval, in the event that the Company does not consummate a business combination within 18 months from the date of consummation of the Public Offering, or 24 months from the consummation of the Public Offering if certain extension criteria have been satisfied. The Initial Stockholders purchased an aggregate of 93,750 units in the Private Placement, but have waived their right to liquidation distributions with respect to the shares of common stock included in such units. Accordingly, in the event of such a liquidation, the amount in the Trust Account will be distributed to the holders of the shares sold in the Public Offering.

Cash and cash equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

Income Taxes

The Company recorded a deferred income tax asset of approximately $1,020 and $2,570 for the tax effect of net operating loss carry forwards and temporary differences, aggregating $3,000 and $7,558. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance at December 31, 2005 and April5, 2006.

The effective tax rate differs from the statutory rate of 34% due to the increase in the valuation allowance.

Recently issued accounting pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Loss per common share

Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

Cash

The Company maintains cash balances with financial institutions, which, at times, may exceed the Federal Deposit Insurance Corporation limit. The Company has not experienced any losses to date as a result of this policy, and management believes there is little risk of loss.

Note 2 - Offerings

Public Offering

On April 5, 2006, the Company sold 6,156,250 units to the public at a price of $8.00 per unit. Each unit consists of one share of the Company’s common stock, $0.0001 par value, and one redeemable common stock purchase warrant (“warrant”). Each warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a business combination with a target business or March 30, 2007 and expiring March 30, 2011. The underwriters were granted an option to purchase an additional 923,437 units within 45 days of the effective date of the registration statement to cover any over-allotments. The underwriters exercised the option with respect to 923,437 units on April 5, 2006 and were issued such units on April 5, 2006. The warrants are redeemable at a price of $.01 per warrant upon 30 days notice after the warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending three business days before we send the notice of redemption.

Private Placement

On March 30, 2006, the Company sold to its officers and directors an aggregate of 93,750 units identical to the units sold in the Public Offering at a price of $8.00 per unit.

Note 3 - Notes payable to stockholders

The Company issued unsecured promissory notes to the Officers of the Company totaling $500,000, from August 16, 2005 to April 5, 2006. The Notes bear an interest rate of 4% per annum and are payable on the consummation of a business combination, or earlier solely from interest in excess of $750,000 earned (net of taxes payable) on the trust account.

Note 4 - Commitments and Contingencies

The Company sold to the representative of the underwriters and I-Banker Securities, Inc. for an aggregate of $100, options to purchase up to an aggregate of 430,937 units. The units issuable upon exercise of these options are identical to those sold on April 5, 2006. These options are exercisable at $8.80 per unit commencing on the later of the consummation of a business combination and one year from March 30, 2006, and expiring March 30, 2011. The options and the 430,937 units, the 430,937 shares of common stock and the 430,937 warrants underlying such units, and the 430,937 shares of common stock underlying such warrants, have been deemed compensation by the National Association of Securities Dealers (“NASD”) and are therefore subject to a 180-day lock-up pursuant to Rule 2710(g) (1) of the NASD Conduct Rules. Additionally, these options may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following March 30, 2006. However, these options may be transferred to any underwriter and selected dealer participating in the offering and their bona fide officers or partners.

The Company will account for these purchase options as a cost of raising capital and will include the instrument as equity in its financial statements. Accordingly, there will be no net impact on the Company’s financial position or results of operations, except for the recording of the $100 proceeds from the sale. The Company has estimated, based upon a Black Scholes model, that the fair value of the purchase options on the date of sale is approximately $6.04 per unit, (a total value of approximately $2,602,859) using an expected life of five years, volatility of 100%, and a risk-free rate of 5%. However, because the Company’s units do not have a trading history, the volatility assumption is based on information currently available to management. The volatility estimate is derived using historical data of public companies in the proposed industry. The Company believes the volatility estimate calculated from these companies is a reasonable benchmark to use in estimating the expected volatility of our units; however, the use of an index to estimate volatility may not necessarily be representative of the volatility of the underlying securities. Although an expected life of five years was used in the calculation, if the Company does not consummate a business combination within the prescribed time period and it liquidates, the options will become worthless.

The Company has engaged Rodman & Renshaw, LLC (the "Representative"), on a non-exclusive basis, as its agent for the solicitation of the exercise of the warrants. To the extent not inconsistent with the guidelines of the NASD and the rules and regulations of the Securities and Exchange Commission, the Company has agreed to pay the Representative for bona fide services rendered a commission equal to 5% of the exercise price for each warrant exercised for cash more than one year after the date of the combination of a business transaction, if the exercise was solicited by the Representative. In addition to soliciting, either orally or in writing, the exercise of the warrants, the Representative’s services may also include disseminating information, either orally or in writing, to warrant holders about the Company or the market for the Company’s securities, and assisting in the processing of the exercise of the warrants. No compensation will be paid to the Representative upon the exercise of the warrants if:

•	the market price of the underlying shares of common stock is lower than the exercise price;

•	the holder of the warrants has not confirmed in writing that the representative solicited the exercise;

•	the warrants are held in a discretionary account;

•	the warrants are exercised in an unsolicited transaction; or

•	the arrangements to pay the commission is not disclosed to warrant holders at the time of exercise.

Note 5 - Common stock reserved for issuance

At April 5, 2006, 8,966,796 shares of common stock were reserved for issuance upon exercise of redeemable warrants.

Note 6 - Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences, as may be determined from time to time by the Board of Directors.

Note 7 - Stock split

On January 11, 2006, the Company effected a two-for-one reverse split of its shares of common stock. All references in the accompanying financial statements to the number of shares of common stock and loss per share have been retroactively restated to reflect this transaction.

Note 8 - Stock Options and Warrants

On August 16, 2005, the Company granted the Company’s existing stockholders options, which option grants were amended and restated on March 1, 2006, to purchase up to a total of 230,859 units at an exercise price of $0.016 per unit. The options shall be exercisable only in the event, and to the extent, that the over allotment option is exercised. The weighted-average grant-date fair value of options granted during the period July 13, 2005 (inception) through December 31, 2005 was $0, and as a result, there was no charge to operations.

A summary of option activity is as follows:
	April 5, 2006		December 31, 2005
		Weighted Average		Weighted Average
	Shares	Exercise Price	Shares	Exercise Price

Outstanding Beginning Period	230,859	$0.016	—	—
Granted	—	—	230,859	$0.016
Exercised	(93,750)	0.016	—	—
Cancelled Expired	(137,109)	0.016	—	—
Outstanding end of year	—	$0	230,859	$0.016

Options exercisable at year end	—	—	—	—

The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions:

Expected Life (years)	0.13
Interest Rate	5%
Volatility	10%
Dividend Yield	0